EXHIBIT 10.5

                          PROPOSED EMPLOYMENT AGREEMENT

     THIS AGREEMENT is made as of the _____ day of ___________, 2003, by and among LEE COUNTY BANCSHARES, INC., a bank holding company organized under the laws of the State of Georgia (the "Company"); FIRST NATIONAL BANK OF LEE COUNTY, a proposed national bank being organized under the laws of the United States of America (the "Bank") collectively, the Company and the Bank are referred to hereinafter as the ("Employer"), and MICHAEL P. GUY, a resident of the State of Alabama (the "Executive").

                                    RECITALS:

     The  Employer  desires  to  employ  the  Executive  as  President and Chief
Executive Officer of the Company and the Bank and the Executive desires to accept such employment.

     In consideration of the above premises and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

1.   DEFINITIONS.  Whenever  used  in  this  Agreement,  the following terms and
     ------------
their variant forms shall have the meaning set forth below:

     1.1  "AGREEMENT"  shall  mean  this Agreement and any exhibits incorporated
           ---------
herein together with any amendments hereto made in the manner described in this Agreement.

     1.2  "AREA"  shall  mean  the  geographic area within Chambers, Lee, Macon,
           ----
Russell, and Tallapoosa Counties in Alabama and Muscogee County in Georgia. It is the express intent of the parties that the Area as defined herein is the area where the Executive performs services on behalf of the Employer under this Agreement as of the Effective Date.

     1.3  "BEGINNING  DATE"  shall  mean  the date set forth above on which this
           ---------------
Agreement  is  executed  by  the  parties.

     1.4  "BUSINESS  OF  THE  EMPLOYER" shall mean the business conducted by the
           ---------------------------
Employer,  which  is  the  business  of  commercial  banking.

     1.5  "CAUSE"  shall  mean:
           -----

          1.5.1  With  respect  to  termination  by  the  Employer:

               (a) A material breach of the terms of this Agreement by the Executive, including, without limitation, failure by the Executive to perform his duties and responsibilities in the manner and to the extent required under this Agreement, which remains uncured after the expiration of thirty (30) days following the delivery of written notice of such breach to the Executive by the Employer. Such notice shall (i) specifically identify the duties that the Board of Directors of either the Company or the Bank believes the Executive has failed to perform,
          (ii) state the facts upon which such Board of Directors made such determination, and (iii) be approved by a resolution passed by two-thirds (2/3) of the directors then in office;

               (b) Conduct by the Executive that amounts to fraud, dishonesty disloyalty or willful misconduct in the performance of his duties and responsibilities hereunder;

               (c) Conviction of the Executive during the Term of a crime involving breach of trust or moral turpitude or any felony;

               (d) Conduct by the Executive that amounts to gross and willful insubordination or inattention to his duties and responsibilities hereunder; or

               (e) Conduct by the Executive that results in removal from his position as an officer or executive of the Employer pursuant to a written order by any regulatory agency with authority or jurisdiction over the Employer.

          1.5.2 With respect to termination by the Executive, a material diminution in the powers, responsibilities or duties of the Executive hereunder or a material breach of the terms of this Agreement by the Employer, which remains uncured after the expiration of thirty (30) days following the delivery of written notice of such breach to the Employer by the Executive.

     1.6  "CHANGE  OF  CONTROL"  means  any  one  of  the following events which
           -------------------
occurs  following  the  Effective  Date:

               (a) the acquisition by any person or persons acting in concert of the then outstanding voting securities of either the Company or the Bank if, after the transaction, the acquiring person or persons owns, controls or holds the power to vote fifty percent (50%) or more of any class of voting securities of the Company or the Bank;

               (b) within any twelve-month period (beginning on or after the Effective Date), the persons who were directors of either the Company or the Bank immediately before the beginning of such twelve-month period (the "Incumbent Directors") shall cease to constitute at least a majority of such Board of Directors; provided that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to such Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director;


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               (c)  a  reorganization,  merger or consolidation, with respect to which persons who were the stockholders of either the Company or the Bank immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or

               (d) the sale, transfer or assignment of all or substantially all of the assets of the Company or the Bank to any third party.

     1.7  "CONFIDENTIAL  INFORMATION"  means  data  and  information relating to
           -------------------------
the business of the Employer (which does not rise to the status of a Trade Secret) which is or has been disclosed to the Executive or of which the Executive became aware as a consequence of or through the Executive's relationship to the Employer and which has a value to the Employer and is not generally known to its competitors. Confidential Information shall not include any data or information that has been voluntarily disclosed to the public by the Employer (except where such public disclosure has been made by the Executive without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means.

     1.8  "DISABILITY"  shall  mean  the  inability  of the Executive to perform
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each of his material duties under this Agreement for the longer of (a) three (3)
consecutive months or (b) the duration of the short-term disability period under the Employee's policy then in effect, if any, as certified by a physician chosen by the Employer and reasonably acceptable to the Executive.

     1.9  "EFFECTIVE  DATE"  shall  mean  the  date the Bank opens for business.
           ---------------

     1.10 "EMPLOYER  INFORMATION"  means  Confidential  Information  and  Trade
           ---------------------
Secrets.

     1.11 "TERM"  shall  mean  that  period  of time commencing on the Beginning
           ----
Date and running until the earlier of (a) the close of business on the last business day immediately preceding the third anniversary of the Beginning Date or (b) any earlier termination of employment of the Executive under this Agreement as provided for in Section 3.

     1.12 "TRADE  SECRETS"  means  Employer  information  including,  but  not
           --------------
limited to, technical or nontechnical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers which:

               (a) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value form its disclosure or use; and

               (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.


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2.   DUTIES.
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     2.1  POSITION.  The  Executive is employed as President and Chief Executive
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Officer  of  the Company and the Bank and, subject to the direction of the Board of Directors of the Company and the Bank or the applicable Board's designee(s), shall perform and discharge well and faithfully the duties and responsibilities of the Executive as set forth on Exhibit "A" attached hereto. The Executive shall also perform such additional duties that may be assigned to him from time to time by the Boards of Directors of the Company and the Bank only after such Boards of Directors have solicited the reasonable opinion of the Executive with respect to those additional duties. The Executive shall perform the duties required under the Agreement at the principal offices of the Bank.

     2.2  FULL-TIME  STATUS.  In  addition  to  the  duties and responsibilities
          ------------------
specifically assigned to the Executive pursuant to Section 2.1 hereof, the Executive shall:

               (a) devote substantially all of his time, energy and skill during regular business hours to the performance of the duties of his employment (reasonable vacations and reasonable absences due to illness excepted) and faithfully and industriously perform such duties;

               (b) diligently follow and implement all reasonable and lawful management policies and decisions communicated to him by the Board of Directors of either the Company or the Bank; and

               (c) timely prepare and forward to the Board of Directors of either the Company or the Bank all reports and accountings as may be requested of the Executive.

     2.3  PERMITTED  ACTIVITIES.  The Executive shall devote his entire business
          ----------------------
time, attention and energies to the Business of the Employer and shall not during the Term be engaged (whether or not during normal business hours) in any other business or professional activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage, but this shall not be construed as preventing the Executive from:

               (a) investing his personal assets in businesses which (subject to clause (b) below) are not in competition with the Business of the Employer and which will not require any services on the part of the Executive in their operation or affairs and in which his participation is solely that of an investor;

               (b) purchasing securities in any corporation, the securities of which are regularly traded provided that such purchase shall not result in him collectively owning beneficially at any time five percent (5%) or more of the equity securities of any business in competition with the Business of the Employer; and

               (c) participating in civic and professional affairs and organizations and conferences, preparing or publishing papers or books or teaching so long as the


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
          Board of Directors of either the Company or the Bank approves in writing of such activities prior to the Executive's engaging in them.

3.   TERM AND TERMINATION.
     ---------------------

     3.1  TERM.  This  Agreement  shall  remain  in  effect  for  the  Term.
          -----

     3.2  TERMINATION.  During  the  Term, the employment of the Executive under
          ------------
this Agreement may be terminated only as follows:

          3.2.1 By the Employer:

               (a) In the event that the Bank fails to receive its regulatory charter, or the Company fails to raise the necessary capital required to open the Bank, and should the Company's or the Bank's Board of Directors decide to forgo future efforts to open the Bank, in which event the Employer shall be required to continue to meet its obligation to the Executive under Section 4.1 for twelve (12) months following the effective date of termination;

               (b)  For  Cause, upon written notice to the Executive pursuant to
          Section 1.5.1 hereof, in which event the Employer shall have no further obligation to the Executive except for the payment of any amounts due and owing under Section 4 on the effective date of termination;

               (c) Without Cause at any time, provided that the Employer shall give the Executive thirty (30) days' prior written notice of its intent to terminate, in which event the Employer shall be required to continue to meet its obligations to the Executive under Section 4.1 for thirty-six (36) months following the effective date of termination;

               (d) Upon the Disability of the Executive at any time, provided that the Employer shall give the Executive thirty (30) days' prior written notice of its intent to terminate, in which event, for six (6) months following the date of termination or until the Executive begins receiving payments under the Employer's long-term disability policy, whichever occurs first, the Employer shall be required to continue to meet its obligation to the Executive under Sections 4.1; or

               (e) In the event the primary regulators for the Company and/or the Bank fail to approve the Executive's service as President and Chief Executive Officer of the Company and the Bank, in which event, the Employer shall have no further obligation to the Executive except for payment of any amounts due and owing under Section 4 on the effective date of termination.

          3.2.2 By the Executive:


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
               (a)  For  Cause,  upon written notice to the Employer pursuant to
          Section 1.5.2 hereof, in which event the Employer shall be required to continue to meet its obligation to the Executive under Section 4.1 for thirty-six (36) months following the effective date of termination; or

               (b) Without Cause, provided that the Executive shall give the Employer sixty (60) days' prior written notice of his intent to terminate, in which event the Employer shall have no further obligation to the Executive except for payment of any amounts due and owing under Section 4 on the effective date of termination.

          3.2.3 At any time upon mutual, written agreement of the parties, in which event the Employer shall have no further obligation to the Executive except for payments of any amounts due and owing under Section 4 on the effective date of termination.

          3.2.4 Notwithstanding anything in this Agreement to the contrary, the Term shall end automatically upon the Executive's death, in which event the Employer shall have no further obligation to the Executive's estate or beneficiaries except for payment of any amounts due and owing under Section 4 on the effective date of termination.

     3.3  CHANGE  OF  CONTROL.  If,  within six (6) months following a Change in
          --------------------
Control, the Executive terminates his employment with the Employer under this Agreement for Cause or the Employer terminates Executive's employment without Cause, the Executive, or in the event of his subsequent death, his designated beneficiaries or his estate, as the case may be, shall receive as liquidated damages, in lieu of all other claims, a severance payment equal to two and one half (2.5) times the Executive's then current Base Salary, to be paid in full on the last day of the month following the effective date of termination. In no event shall the payment(s) described in this Section 3.3 exceed the amount permitted by Section 280G of the Internal Revenue Code, as amended (the "Code"). Therefore, if the aggregate present value (determined as of the date of the Change of Control in accordance with the provisions of Section 280G of the Code) of both the severance payment and all other payments to the Executive in the nature of compensation which are contingent on a change in ownership or effective control of the Company or the Bank or in the ownership of a substantial portion of the assets of the Company or the Bank (the "Aggregate Severance") would result in a "parachute payment," as defined under Section 280G of the Code, then the Aggregate Severance shall not be greater than an amount equal to 2.99 multiplied by Executive's "base amount" for the "base period, "as those terms are defined under Section 280G of the Code. In the event the Aggregate Severance is required to be reduced pursuant to this Section 3.3, the Executive shall be entitled to determine which portions of the Aggregate Severance are to be reduced so that the Aggregate Severance satisfies the limit set forth in the preceding sentence. Notwithstanding any provision in this Agreement, if the Executive may exercise his right to terminate employment under this Section 3.3 or under Section 3.2.2(a), the Executive may choose which provision shall be applicable.

     3.4  EFFECT  OF TERMINATION. Upon termination of the Executive's employment
          -----------------------
hereunder for any reason, the Employer shall have no further obligations to the Executive or the Executive's estate with respect to this Agreement, except for the payment of any amounts accrued or otherwise due and owing under Section 4 hereof and unpaid as of the effective date of the termination of employment and payments set forth in Sections 3.2.1(a), (c) and (d), Section 3.2.2(a), or Section 3.3, as applicable.

4.   COMPENSATION. The Executive shall receive the following salary and benefits
     -------------
during the Term, except as otherwise provided below:

     4.1  BASE  SALARY.  As  of  the  Beginning  Date,  the  Executive  shall be
          -------------
compensated at an annual base rate of $100,000 (the "Base Salary"). The obligation for payment of Base Salary shall be apportioned between the Company and the Bank as they may agree from time to time in their sole discretion. The Executive's Base Salary shall be reviewed by the Board of Directors of the Company and the Bank at least annually following the Effective Date, and the Executive shall be entitled to receive annually an increase in such amount, if any, as may be determined by the Board of Directors of the Company or the Bank based on their respective evaluation of the Executive's performance. Base Salary shall be payable in accordance with the Employer's normal payroll practices.

     4.2  INCENTIVE  COMPENSATION.  The  Executive  shall be eligible to receive
          ------------------------
annual bonus compensation (the "Annual Bonus") in an amount determined at the discretion of the Board of Directors of the Company or the Bank up to five percent (5%) of the net profits of the Bank but not to exceed fifty percent (50%) of his then current Base Salary. Notwithstanding the foregoing, the Executive shall not be entitled to payment of the Annual Bonus for any calendar year in which the Employer does not have a CAMELS rating of 1 or 2 for the year to which the Annual Bonus relates.

     4.3  STOCK  OPTIONS.  As  soon  as  practicable  after  the Effective Date,
          ---------------
the Company will establish a stock incentive plan and will grant to the Executive an incentive stock option to purchase up to five percent (5%) of the number of shares sold in Company's initial offering of its common stock for sale at an exercise price of $10.00 per share. The option will be issued by the Company pursuant to the Company's stock incentive plan and subject to the terms of a related stock option agreement. The options will vest according to the vesting schedule set forth in the applicable stock option agreement. Upon a Change of Control, the option will become fully vested and exercisable, subject to any restrictions as may be imposed by the Employer's primary regulator. The option shall expire generally upon the earliest of (a) three (3) months following the Executive's termination of employment other than due to death or disability; (b) one (1) year following the Executive's termination of employment due to death or disability; or (c) the tenth anniversary of the option grant date.

     4.4  AUTOMOBILE.  Beginning  as  of  the  Effective Date, the Employer will
          -----------
provide the Executive with a monthly automobile allowance in an amount equal to no more than $500 per month.

     4.5  BUSINESS  EXPENSES;  MEMBERSHIPS.  The  Employer  specifically  agrees
          ---------------------------------
to  reimburse  the  Executive  for:

               (a) reasonable and necessary business (including travel) expenses incurred by him in the performance of his duties as approved by the Board of Directors of either the Company or the Bank;

               (b) the reasonable dues and business related expenditures associated with membership in a local country club as selected by the Executive; and

               (c) the reasonable dues and business related expenditures associated with membership in civic, community, trade and professional associations, as are mutually agreed upon by the Executive and the Employer and are commensurate with the Executive's position;

provided, however, that the Executive shall, as a condition of any reimbursement, submit verification of the nature and amount of such expenses in accordance with reimbursement policies from time to time adopted by the Employer and in sufficient detail to comply with rules and regulations promulgated by the Internal Revenue Service. The Executive acknowledges that the Employer has made no representations concerning the taxability or nontaxability of any of the reimbursements provided for in this Section.

     4.6  VACATION.  On  a non-cumulative basis, the Executive shall be entitled
          ---------
to three (3) weeks of vacation in each successive twelve-month period during the Term, during which his compensation shall be paid in full. Beginning on the third anniversary of the Effective Date, the Executive will receive one additional day of vacation for each year of employment completed after the third anniversary of the Effective Date, provided; however, that the Executive's annual vacation may not exceed six (6) weeks in any twelve-month period during the Term.

     4.7  BENEFITS.  In  addition to the benefits specifically described in this
          ---------
Agreement, the Executive shall be entitled to such benefits as may be available from time to time to executives of the Employer similarly situated to the Executive. All such benefits shall be awarded and administered in accordance with the Employer's standard policies and practices. Such benefits may include, by way of example only, profit-sharing plans, retirement or investment funds, family dental, family health, life and disability insurance benefits, sick leave and such other benefits as the Employer deems appropriate.

     4.8  WITHHOLDING. The Employer may deduct from each payment of compensation
          ------------
hereunder all amounts required to be deducted and withheld in accordance with applicable federal and state income tax, FICA and other withholding requirements.

5.   EMPLOYER  INFORMATION.
     ----------------------

     5.1  OWNERSHIP  OF  EMPLOYER INFORMATION. All Employer Information received
          ------------------------------------
or developed by the Executive while employed by the Employer will remain the sole and exclusive property of the Employer.

     5.2  OBLIGATIONS  OF  THE  EXECUTIVE.  The  Executive  agrees:
          --------------------------------

               (a)  to  hold  Employer  Information  in  strictest  confidence;

               (b) not to use, duplicate, reproduce, distribute, disclose or otherwise disseminate Employer Information or any physical embodiments of Employer Information; and

               (c) in any event, not to take any action causing or fail to take any action necessary in order to prevent any Employer Information from losing its character or ceasing to qualify as Confidential Information or a Trade Secret.

In the event that the Executive is required by law to disclose any Employer Information, the Executive will not make such disclosure unless (and then only to the extent that) the Executive has been advised by independent legal counsel that such disclosure is required by law and then only after prior written notice is given to the Employer when the Executive becomes aware that such disclosure has been requested and is required by law. This Section 5 shall survive for a period of twelve (12) months following termination of this Agreement for any reason with respect to Confidential Information, and shall survive termination of this Agreement for any reason for so long as is permitted by applicable law, with respect to Trade Secrets.

     5.3  DELIVERY  UPON  REQUEST  OR TERMINATION. Upon request by the Employer,
          ----------------------------------------
and in any event upon termination of his employment with the Employer, the Executive will promptly deliver to the Employer all property belonging to the Employer, including, without limitation, all Employer Information then in his possession or control.

6.   NON-COMPETITION.  The  Executive  agrees  that during his employment by the
     ----------------
Employer  hereunder  and,  in  the  event  of  his  termination:

     .    by  the  Employer  for  Cause  pursuant  to  Section  3.2.1(b),
     .    by  the  Executive  without  Cause  pursuant  to  Section 3.2.2(b), or
     .    by  the  Executive  in connection with a Change of Control pursuant to
          Section  3.3,

for a period of twenty-four (24) months thereafter, or in the event of the Executive's termination by the Employer without Cause pursuant to Section 3.2.1(c), for thirty-six (36) months thereafter, he will not (except on behalf of or with the prior written consent of the Employer), within the Area, either directly or indirectly, on his own behalf or in the service or on behalf of others, as an executive employee or in any other capacity which involves duties and responsibilities similar to those undertaken for the Employer (including as an organizer or proposed executive officer of a new financial institution), engage in any business which is the same as or essentially the same as the Business of the Employer.

7.   NON-SOLICITATION  OF  CUSTOMER.  The  Executive  agrees  that  during  his
     -------------------------------
employment by the Employer hereunder and, in the event of his termination:

     .    by  the  Employer  for  Cause  pursuant  to  Section  3.2.1(b),
     .    by  the  Executive  without  Cause  pursuant  to  Section 3.2.2(b), or
     .    by  the  Executive  in connection with a Change of Control pursuant to
          Section  3.3,
for a period of twenty-four (24) months thereafter, or in the event of the Executive's termination by Employer without Cause pursuant to Section 3.2.1(c), for thirty-six (36) months thereafter, he will not (except on behalf of or with the prior written consent of the Employer), within the Area, on his own behalf or in the service or on behalf of others, solicit, divert or appropriate or attempt to solicit, divert or appropriate, any business from any of the Employer's customers, including prospective customers actively sought by the Employer, with whom the Executive has or had material contact during the last two (2) years of his employment, for purposes of providing products or services that are competitive with those provided by the Employer.

8.   NON-SOLICITATION  OF  EMPLOYEES.  The  Executive  agrees  that  during  his
     --------------------------------
employment by the Employer hereunder and, in the event of his termination:

     .    by  the  Employer  for  Cause  pursuant  to  Section  3.2.1(b),
     .    by  the  Executive  without  Cause  pursuant  to  Section 3.2.2(b), or
     .    by  the  Executive  in connection with a Change of Control pursuant to
          Section  3.3,

for a period of twenty-four (24) months thereafter, or in the event of the Executive's termination by the Employer without Cause pursuant to Section 3.2.1(c), for thirty-six (36) months thereafter, he will not, within the Area, on his own behalf or in the service of or on behalf of others, solicit, recruit or hire away or attempt to solicit, recruit or hire away, any employee of the Employer, whether or not:

     . such employee is a full-time employee or a temporary employee of the Employer,
     .    such  employment  is  pursuant  to  written  agreement,  or
     .    such  employment  is  for  a  determined  period  or  is  at  will.

9.   REMEDIES.  The  Executive  agrees  that the covenants contained in Sections
     ---------
5 through 8 of this Agreement are of the essence of this Agreement; that each of the covenants is reasonable and necessary to protect the business, interests and properties of the Employer, and that irreparable loss and damage will be suffered by the Employer should he breach any of the covenants. Therefore, the Executive agrees and consents that, in addition to all the remedies provided by law or in equity, the Employer shall be entitled to a temporary restraining order and temporary and permanent injunctions to prevent a breach or contemplated breach of any of the covenants. The Employer and the Executive agree that all remedies available to the Employer or the Executive, as applicable, shall be cumulative.

10.  SEVERABILITY.  The  parties  agree  that each of the provisions included in
     -------------
this Agreement is separate, distinct and severable from the other provisions of this Agreement and that the invalidity or unenforceability of any Agreement provision shall not affect the validity or enforceability of any other provision of this Agreement. Further, if any provision of this Agreement is ruled invalid or unenforceable by a court of a competent jurisdiction because of a conflict between the provision and any applicable law or public policy, the provision shall be redrawn to make the provision consistent with, and valid and enforceable under, the law or public policy.

11.  NO  SET-OFF  BY  THE  EXECUTIVE. The existence of any claim, demand, action
     --------------------------------
or cause of action by the Executive against the Employer whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by the Employer of any of its rights hereunder.

12.  NOTICE.  All  notices  and  other  communications  required  or  permitted
     -------
under this Agreement shall be in writing and shall be delivered by hand or, if mailed, shall be sent via the United States Postal Service, certified mail, return receipt requested or by overnight courier. All notices hereunder may be delivered by hand or overnight courier, in which event the notice shall be deemed effective when delivered. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

               (i)  If to the Company, to it at:

                    P. O. Box 3770
                    Auburn, AL 36831-3770

               (ii) If to the Bank, to it at:

                    P. O. Box 3770
                    Opelika, AL 36831-3770

              (iii) If to the Executive, to him at:

                    2723 West Point Parkway
                    Opelika, AL 36803


Any party hereto may change his or its address by advising the others, in writing, of such change of address.

13.  ASSIGNMENT.  Neither  party  hereto  may  assign or delegate this Agreement
     -----------
or any of its rights and obligations hereunder without the written consent of the other party to this Agreement.

14.  WAIVER.  A  waiver  by  one  party  to this Agreement of any breach of this
     -------
Agreement by the other party to this Agreement shall not be effective unless in writing, and no waiver shall operate or be construed as a waiver of the same or another breach on a subsequent occasion.

15.  ARBITRATION.  Any  controversy  or claim arising out of or relating to this
     ------------
contract, or the breach thereof, shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered only in a state court of Lee County, Alabama, or federal court for the Middle District of Alabama. The Employer and the Executive agree to share equally the fees and expenses associated with the arbitration proceedings.

16.  ATTORNEY'S  FEES.  In  the  event  that the parties have complied with this
     -----------------
Agreement with respect to arbitration of disputes and litigation ensues between the parties concerning the enforcement of an arbitration award, the party prevailing in such litigation shall be entitled to receive from the other party all reasonable costs and expenses, including without limitation attorneys' fees, incurred by the prevailing party in connection with such litigation, and the other party shall pay such costs and expenses to the prevailing party promptly upon demand by the prevailing party.

17.  APPLICABLE LAW. This Agreement shall be construed and enforced under and in
     ----------------
accordance with the laws of the State of Alabama.

18.  INTERPRETATION.  Words  importing  any  gender  include  all genders. Words
     ---------------
importing the singular form shall include the plural and vice versa. The terms "herein", "hereunder", "hereby", "hereto", "hereof" and any similar terms refer to this Agreement. Any captions, titles or headings preceding the text of any article, section or subsection herein are solely for convenience of reference and shall not constitute part of this Agreement or affect its meaning, construction or effect.

19.  ENTIRE AGREEMENT. This Agreement embodies the entire and final agreement of
     -----------------
the parties on the subject matter stated in this Agreement. No amendment or modification of this Agreement shall be valid or binding upon the Employer or the Executive unless made in writing and signed by both parties. All prior understandings and agreements relating to the subject matter of this Agreement are hereby expressly terminated.

20.  RIGHTS  OF  THIRD PARTIES. Nothing herein expressed is intended to or shall
     --------------------------
be construed to confer upon or give to any person, firm or other entity, other than the parties hereto and their permitted assigns, and rights or remedies under or by reason of this Agreement.

21.  SURVIVAL.  The obligations of the Executive pursuant to Sections 5, 6, 7, 8
     ---------
and 9 shall survive the termination of the employment of the Executive hereunder for the period designated under each of those respective sections.

22.  JOINT  AND  SEVERAL.  The  obligations  of  the Company and the Bank to the
     --------------------
Executive hereunder shall be joint and several.


                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Employer and the Executive have executed and delivered this Agreement as of the date first shown above.

                              LEE COUNTY BANCSHARES, INC.

                              By:  ________________________________
                                   Signature
                              Print Name:__________________________
                              Title: ______________________________


                              FIRST NATIONAL BANK OF LEE COUNTY

                              By:  ________________________________
                                   Signature
                              Print Name:__________________________
                              Title: ______________________________


                              MICHAEL P. GUY


                              _____________________________________
                              Date:________________________________

                                    EXHIBIT A
                                    ---------

                         INITIAL DUTIES OF THE EXECUTIVE

                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                      -------------------------------------

Function:

Has overall responsibility for the leadership of the organization in all aspects of its activities to insure safety and soundness, maximize return to the shareholders, and meet the needs of its various constituencies (shareholders, board of directors, customers, employees, regulators, and communities).

Principal  Accountabilities:
----------------------------

     1. Develops and implements the overall business strategy of the Company and the Bank, their culture and mission statements. Responsible for the planning, implementation and control of long-term and short-term goals, as well as strategic plans.

     2. Provides leadership and direction in establishing, implementing, monitoring, and achieving the annual business plan.

     3. Oversees employee selection, training, professional development and performance at all levels within the Company and the Bank. Ensures each employee has clarity of job responsibilities and defined standards and goals.

     4. Oversees the selection of independent service providers, including but not limited to attorneys, accountants, auditors and consultants.

     5. Provides leadership in establishing overall policies and procedures such as credit policy, investment policy, risk tolerance levels, and operational procedures.

     6. Works closely with the Chief Financial Officer to insure appropriate financial reporting and that proper accounting procedures are utilized.

     7. Works closely with the Senior Lending Officer to monitor quality of loan portfolio and that loans comply with the Bank's lending policy.

     8. Provides active leadership in the development and implementation of an effective CRA program including active involvement in ascertaining the communities' credit needs.

     9. Originates and approves loans, acting within the approved loan limits and guidelines approved by the board of directors.


                               Exhibit A - 1 of 2

     10. Participates actively in community and civic activities so as to create a positive public perception of the Company and the Bank. Also, is actively involved in business development activities to solicit and maintain sufficient business to meet and/or exceed established goals.

     11. Responsible for maintaining sound relationships with the various regulatory agencies and managing the Company and the Bank to meet or exceed all regulatory guidelines.


                               Exhibit A - 2 of 2